UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)     March 19, 2005
                                                         -----------------------

                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                          1-13469                         65-0429858
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                 (Commission File Number)      (IRS Employer Identification No.)

      2 Ridgedale Avenue, Cedar Knolls, New Jersey                    07927
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 1.01    Entry into a Material Definitive Agreement.
      Item 3.02    Unregistered Sales of Equity Securities.

      On March 21, 2005, MediaBay, Inc. (the "Company") issued an aggregate of
(a) 35,900 shares (the "Offering Shares") of its Series D Convertible Preferred Stock (the "Series D Preferred"), (b) 32,636,364 five-year common stock purchase warrants (the "Offering Warrants") and (c) preferred warrants (the "Over-Allotment Warrants" and, together with the Offering Shares and the Offering Warrants, the "Offering Securities") exercisable for a limited time, for additional proceeds to the Company of $8.975 million, to purchase (1) up to 8,975 additional shares of Series D Preferred (the "Additional Shares" and, together with the Offering Shares, the "Preferred Shares") and (2) up to 8,159,091 additional warrants identical to the Offering Warrants (the "Additional Warrants" and, together with the Offering Warrants, the "Warrants"), to accredited investors (the "Investors") for an aggregate purchase price of $35.9 million (the "Financing").

      On March 19, 2005, holders of a majority of the Company's voting securities approved by written consent (the "Shareholder Consent") (a) an amendment to the Articles of Incorporation of the Company, increasing the number of authorized shares of the common stock of the Company ("Common Stock") from 150,000,000 to 300,000,000, (b) a change of control which may occur as a result of the Financing, and (c) the Company's issuance, in connection with the transactions contemplated by the Financing documents, of Common Stock in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the Financing (the "Cap Amount"), including those shares of Common Stock issuable upon exercise or conversion of, or otherwise with respect to, any of the Offering Securities, the Satellite Warrant (defined below) and the Merriman Warrant (defined below) and including as a result of any anti-dilution or other adjustments now or hereafter relating thereto, as required by applicable NASD Marketplace Rules.

      While such actions have been approved by a majority of the shareholders, the Company may not effect them until it satisfies certain information requirements to the shareholders of the Company not party to the Shareholder Consent, under Section 607.0704 of the Florida Business Corporation Act and Regulation 14C of the Securities Exchange Act of 1934, as amended. As a result, the Shareholder Consent will not be effective, and therefore no conversion of the Preferred Shares nor exercise of the Warrants or the Satellite Warrant above the Cap Amount can be effected until at least 20 calendar days after an information statement is sent or given to such shareholders. Until such time, the Investors have agreed not to convert or exercise their securities above their pro rata portion of the Cap Amount and Merriman has agreed not to exercise the Merriman Warrant. The Company is filing a preliminary information statement with the Securities and Exchange Commission (the "SEC") today and intends to send the final information statement to its shareholders as soon as practicable in accordance with applicable law.

      The Preferred Shares have a face value of $1,000 per share ("Stated Value") and are convertible at any time at the option of the holder into shares ("Conversion Shares") of common stock at the rate of $0.55 per Conversion Share, subject to certain anti-dilution adjustments, including for issuances of Common Stock for consideration below the conversion price. The Preferred Shares are also mandatorily convertible at the option of the Company, subject to its satisfaction of certain conditions, commencing 30 days following the later date to occur (the "Effective Date") of (a) the effective date of the Financing Registration Statement (defined below) and (b) the effective date of the Shareholder Consent. Under certain circumstances, the holders will also have the right to require the Company to redeem their Preferred Shares at their Stated Value, including, for instance, upon certain changes of control (as defined in the Amendment to the Articles of Incorporation of the Company attached as
Exhibit 3.1 hereto), a bankruptcy event or the Company's failure to comply in all material respects with its covenants with respect to the Financing, or at 120% of their Stated Value in the event the Company ever effects a "going private" transaction. Cumulative dividends will accrue on the Preferred Shares on an annualized basis in an amount equal to 6% of their Stated Value until they are converted or redeemed and will be payable quarterly in arrears, beginning April 1, 2005, in cash or, at the Company's option, subject to its satisfaction of certain conditions, in shares of Common Stock ("Dividend Shares") valued at 93% of the average of the daily volume weighted average per-share price of the Common Stock for the five trading days prior to the applicable payment date. The Preferred Shares are non-voting. Subject to certain exceptions for accounts receivable and equipment and capital lease financings, the Company may not incur additional indebtedness for borrowed money or issue additional securities that are senior to or pari passu to the Preferred Shares without the prior written consent of holders of at least 2/3rds of the Preferred Shares then outstanding.

         Each Warrant is exercisable to purchase one share of Common Stock (collectively, the "Warrant Shares"), at an exercise price of $0.56 per share for a period of five years commencing September 21, 2005, subject to certain anti-dilution adjustments, including for issuances of Common Stock for consideration below the exercise price. In addition, once exercisable, the Warrants permit cashless exercises during any period when the Warrant Shares are not covered by an effective resale registration statement.

         The Over-Allotment Warrants are exercisable until 90 days following the Effective Date for the purchase of Additional Shares and Additional Warrants, at an exercise price equal to the Stated Value of the Additional Shares purchased, with the purchase of each Additional Share including an Additional Warrant exercisable for a number of Warrant Shares equal to 50% of the Conversion Shares underlying such Additional Share.

         In connection with the Financing, the Company entered into a registration rights agreement with the Investors whereby the Company has agreed to register, at its expense, for resale by all such Investors other than, in certain respects, Goldman, Sachs & Co. ("Goldman"), the Conversion Shares, the Dividend Shares, the Warrant Shares and the shares underlying the Satellite Warrant (defined below) (collectively, the "Financing Shares") beneficially held by such Investors. Pursuant to that agreement, the Company has undertaken to file with the SEC a registration statement for such purposes (the "Financing Registration Statement") by May 1, 2005 and to use its best efforts to have the Financing Registration Statement declared effective by June 19, 2005, subject to a 30-day extension under certain circumstances. If the Financing Registration Statement is not filed or effective by the applicable dates, the Company will be required to pay cash penalties equal to up to approximately $493,500 (or approximately $661,875 if all of such Investors' Preferred Warrants are exercised) for each 30-day period during which either such default exists. The Company entered into another registration rights agreement with Goldman pursuant to which the Company granted Goldman a demand registration right with respect to its Financing Shares, exercisable commencing 180 days after the Closing (the "Demand Right") and agreed that upon Goldman's exercise of its Demand Right (a "Demand"), the Company would use its best efforts (i) to file a registration statement with the SEC for the resale of such shares (the "Goldman Registration Statement") on or prior to the later of the 45th day after a Demand and the 15th day after the effective date of the Financing Registration Statement (such later date, the "Filing Deadline") and (ii) to have the Goldman Registration Statement declared effective within 90 days after the Filing Deadline, subject to a 30-day extension under certain circumstances. In the event the Goldman Registration Statement is not filed or effective by the applicable dates, the Company will be required to pay Goldman cash penalties equal to up to approximately $45,000 (or approximately $56,250 if all of Goldman's Preferred Warrants are exercised) for each 30-day period during which either such default exists.

         As part of the Financing, certain affiliates of Forest Hill Capital, LLC, a principal shareholder of the Company (collectively, the "Forest Entities"), exchanged 1.8 million shares of Common Stock and 400,000 common stock warrants previously purchased by them from the Company in October 2004 for $900,000 of the Offering Securities. The Company has agreed to include an additional 119,048 shares of Common Stock, as well as 50,000 shares of Common Stock underlying certain additional warrants, already beneficially owned and retained by Forest Hill Capital, for resale in the Financing Registration Statement.

         As a condition to the closing of the Financing, Joseph Rosetti, the Company's Chairman, and Jeffrey A. Dittus, the Company's Chief Executive Officer, entered into an agreement with the Company wherein they agreed not to sell any of their shares of Common Stock prior to the Effective Date. In addition, each of Stephen Yarvis, Paul Ehrlich, Paul Neuwirth and Richard Berman, the Company's independent directors, and the Company, have entered into letter agreements pursuant to which each such independent director has agreed to voluntarily resign from the Company's Board of Directors immediately upon request of the Chairman of the Board. In consideration of such letter agreements, and as a condition to any such requested resignation, the Company has agreed to take all actions and to execute all documents necessary to cause any unvested options held by each such board member to become immediately vested in the event of and upon such member's requested resignation.

         Prior to the Financing, on March 19, 2005, the Company entered into an agreement (the "Herrick Agreement") with Norton Herrick, a principal shareholder of the Company, and Huntington Corporation, one of his affiliates and also a principal shareholder of the Company (collectively, the "Herrick Entities"), pursuant to which:

      (a) all $5.784 million principal amount of the convertible notes of the Company owned by the Herrick Entities (the "Herrick Notes") and 10,684 of their shares of the Series A Convertible Preferred Stock of the Company ("Series A Preferred") were converted as of that date into an aggregate of approximately 12.2 million shares of Common Stock (the "Herrick Shares"), at their stated conversion rate of $0.56 per share;

      (b) the Company agreed to redeem the remaining 14,316 shares of Series A Preferred held by the Herrick Entities and all 43,527 of their shares of the Series C Convertible Preferred Stock of the Company (collectively, the "Redemption Securities") for $5.8 million, the aggregate stated capital of such shares, on the earlier of the effective date of the Shareholder Consent and June 1, 2005, and both the Redemption Securities and the redemption price were placed into escrow pending such date;

      (c) the Herrick Entities waived certain of their registration rights and the Company agreed to include the Herrick Shares for resale in the Financing Registration Statement, so long as such Herrick Shares are owned by the Herrick Entities and not otherwise transferred, including, but not limited to, in the Herrick Financing (as defined below); and

      (d) the Herrick Entities consented to the terms of the Financing and the agreements entered into in connection with the Financing, as the Company was required to obtain such consents pursuant to the terms of the Herrick Notes, the Series A Preferred and the Series C Preferred.

In connection with the Financing, Herrick and Huntingdon also entered into a voting agreement and proxy with the Company pursuant to which they agreed not to take any action to contradict or negate the Shareholder Consent and gave the Company a proxy to vote their shares, at the direction of the Company's Board of Directors, until the Effective Date.

      In addition, concurrently with the Financing, the Herrick Entities sold 9,090,909 shares of Common Stock and 4,545,455 common stock purchase warrants to several purchasers in a private sale for $5 million (the "Herrick Sale"). As part of the Herrick Agreement, the Company agreed to register such securities for resale by the purchasers thereof, as well as certain other warrants held by the Herrick Entities, in a registration statement to be filed with the SEC within 30 days following the effective date of the Financing Registration Statement.

      The Company received $35 million of gross proceeds (not including the securities exchanged by the Forest Entities for $900,000 of the purchase price) in the Financing. The net proceeds to the Company from the sale of the Offering Securities, after deducting consulting and financial advisory fees, counsel fees and certain other expenses, were approximately $32 million. Merriman Curhan Ford & Co. ("Merriman") acted as a financial advisor with respect to certain of the investors in the Financing for which it received compensation from the Company of $2,625,000 plus a five-year warrant (the "Merriman Warrant") to purchase 7,159,091 shares of Common Stock at an exercise price of $0.56 per share commencing upon the effectiveness of the Shareholder Consent. Merriman also received a structuring fee from the Company with respect to the Financing in the amount of $175,000. The Company has agreed to include the shares underlying the Merriman Warrant for resale in the Financing Registration Statement. At such time as any Over-Allotment Warrants are exercised, the Company has also agreed to pay to Merriman a fee equal to 7.5% of the proceeds from such exercise and issue to Merriman a warrant, identical to the Merriman Warrant, exercisable for a number of shares of Common Stock equal to 7.5% of the Conversion Shares underlying the Additional Shares issued upon such exercise and 7.5% of the Warrant Shares underlying the Additional Warrants issued upon such exercise. In addition, the Company issued to Satellite Strategic Finance Associates, LLC, an investor in the Financing, a warrant (the "Satellite Warrant") to purchase 250,000 shares of Common Stock (identical to the Warrants), and reimbursed it $55,000 for expenses, for consulting services rendered by it in connection with the Financing.

      Concurrently with the Financing, the Company repaid from its net Financing proceeds all of the principal and accrued and unpaid interest due on the Company's outstanding senior notes issued on April 28, 2004, in the aggregate amount of approximately $9.4 million. The Company will report an additional charge in the first quarter of 2005 to reflect the write-off of unamortized financing charges related to the repayment of this debt.

      The Offering Securities, the Satellite Warrant and the Merriman Warrant (the "Financing Securities") were issued in the Financing without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from registration provided under Section 4(2) of the Act and Regulation D promulgated thereunder. The issuances did not involve any public offering; the Company made no solicitation in connection with the Financing other than communications with the Investors; the Company obtained representations from the Investors and Merriman regarding their investment intent, experience and sophistication; the Investors and Merriman either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the Investors and Merriman were sophisticated within the meaning of Section 4(2) of the Act and "accredited investors" as defined in Regulation D; and the Offering Securities, the Satellite Warrant and the Merriman Warrant were issued with restricted securities legends.

      A correct copy of the employment agreement dated January 28, 2004 between the Company and Jeffrey A. Dittus is also filed as an exhibit to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MediaBay, Inc.


                                        By: /s/ John Levy
                                            ------------------------------------
                                            John Levy
                                            Vice Chairman and Chief Financial
                                            Officer

Date:  March 22, 2005

                                  EXHIBIT INDEX

Exhibit No.                         Description of Document

3.1             Amendment to the Articles of Incorporation of MediaBay, Inc.
                regarding the designation of the Series D Preferred Stock.

4.1 Registration Rights Agreement dated March 21, 2005 by and among MediaBay, Inc. and each of the investors whose names appear on the signature pages thereof.

4.2 Registration Rights Agreement dated March 21, 2005 by and between MediaBay, Inc. and Goldman, Sachs & Co.

4.3 Registration Rights Agreement (No. 1) dated March 19, 2005 by and among MediaBay, Inc., Norton Herrick and Huntingdon Corporation.

4.4 Registration Rights Agreement (No. 2) dated March 19, 2005 by and among MediaBay, Inc., Norton Herrick and Huntingdon Corporation.

10.1 Securities Purchase Agreement dated March 21, 2005 by and among MediaBay, Inc., Satellite Strategic Finance Associates, LLC and the other institutional investors whose names appear on the signature pages thereof, including exhibits and schedules thereto.

10.2 Form of Warrant issued to each Investor pursuant to the Securities Purchase Agreement.

10.3 Form of Preferred Warrant issued to each Investor pursuant to the Securities Purchase Agreement.

10.4            Form of Warrant issued to Satellite Strategic Finance
                Associates, LLC.

10.5            Form of Warrant issued to Merriman Curhan Ford & Co.

10.7 Form of Key Employee Agreement dated March 21, 2005 between MediaBay, Inc. and each of Jeffrey A. Dittus and Joseph Rosetti.

10.8 Form of Voting Agreement and Proxy dated March 21, 2005 by and among MediaBay, Inc., Norton Herrick and Huntingdon Corporation.

10.9 Agreement dated March 19, 2005 by and among MediaBay, Inc., Norton Herrick and Huntingdon Corporation.

10.10 Letter Agreement dated March 21, 2005 by and among MediaBay, Inc., Forest Hill Select Offshore Ltd., Forest Hill Select Fund, L.P. and Lone Oak Partners L.P.

10.11 Form of Letter Agreement between MediaBay, Inc. and each of Stephen Yarvis, Paul Ehrlich, Paul Neuwirth and Richard Berman.

10.12           Employment Agreement between MediaBay, Inc. and Jeffrey A.
                Dittus dated January 28, 2004.